Corporate Presentation January 8, 2019

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: our expectations regarding the timing and clinical development of FCX-007, including our plans to submit a Phase 3 clinical trial protocol to the FDA in the first quarter of 2019 and commence a Phase 3 clinical trial for FCX-007 in the first half of 2019; our plans to continue the Phase 2 portion of our ongoing Phase 1/2 clinical trial for FCX-007 to collect additional data while submitting the Phase 3 protocol to the FDA in parallel; the timing of reporting of interim data and trial updates for our Phase 1/2 clinical trial of FCX-013; the potential advantages of our product candidates; the sufficiency of our cash and cash equivalents to fund operations in the fourth quarter of 2019; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: uncertainties and delays relating to the initiation, enrollment and completion of clinical trials; whether clinical trial results will validate and support the safety and efficacy of our product candidates; unanticipated or excess costs relating to the development of our gene therapy product candidates; our ability to obtain additional capital to continue to fund operations; uncertainties associated with being able to identify, evaluate and complete any strategic transaction or alternative; the impact of the announcement of any strategic transaction or alternative that may be pursued, on our business, including our financial and operating results and our employees; our ability to maintain our collaboration with Precigen, Inc.; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Qs which are available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Company Highlights • Medical breakthroughs for rare diseases of the skin and connective tissue Focus on Rare Skin Diseases • Unmet needs with no approved therapies • Significant mortality and morbidity impact on pediatric populations Proprietary Ex-Vivo Gene • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins locally to Modified Fibroblast the site of disease Platform • Extensive experience culturing dermal fibroblasts, including commercial scale • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) . Completed enrollment target of six patients (seven enrolled) and initiated dosing in Phase 2 . Well tolerated safety and positive early trends noted in pharmacology and wound healing Two Clinical Trial Programs . Held a Type C meeting on Phase 3 clinical trial design, and received guidance from FDA; submitted meeting request to FDA, and Phase 3 protocol to follow in meeting’s briefing package . FCX-013 for the treatment of moderate to severe Localized Scleroderma . IND allowed by FDA, and initiated first investigator site for clinical enrollment • Regulatory advantages including more frequent communications with FDA, eligibility for Multiple FDA Designations Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both FCX- Internal Manufacturing 007 and FCX-013 Infrastructure • Existing capacity to serve the U.S. RDEB market 3

Development Pipeline Phase 1/2 Program Condition Target Research Pre-Clinical Clinical Trials FDA Designations Orphan Drug Type VII FCX-007 Recessive Dystrophic Rare Pediatric Disease Epidermolysis Bullosa Collagen (RDEB) Fast Track FCX-013 Moderate to Severe Orphan Drug MMP-1 Localized Scleroderma Rare Pediatric Disease Fast Track Research Arthritis and Related TBD Conditions Portfolio being developed in collaboration with Precigen, Inc., a wholly owned subsidiary of 4

Our Platform Approach Autologous fibroblasts Lentiviral • Delivery vehicle to shuttle target genes to the area of disease Fibroblast Delivery Vehicle Vector • Readily sourced, as fibroblasts are the most common cell type in skin and Vector connective tissue • An autologous approach has reduced rejection and immunogenicity concerns • Established manufacturing process and regulatory pathway Lentiviral vector gene transfer • 3rd generation and self-inactivating Ex-Vivo Gene Modified Cells • Lentivirus has significant clinical experience, including an approved CAR-T therapy in the US and EU • Accommodates large gene constructs • Transduces both dividing and non-dividing cells • Target gene integration for long-term expression of the protein Ex-Vivo Gene Modified Cells • Can be tested for cellular protein expression prior to administration into patients • Administered intradermally at the site of disease • No virus introduced into the final product for administration FCX-007 autologous dermal fibroblasts in culture • Administered outpatient using conscious sedation and/or topical anesthetic 5

Personalized Gene Therapy Approach 6

Manufacturing Experience and Solutions • Fibrocell’s existing cGMP cell therapy manufacturing facility in Exton, PA has been designated as the production site for FCX-007 and FCX-013 . ~13,000 square foot facility includes cleanroom manufacturing, cryogenic storage, QC laboratories and shipping/receiving areas . Multiple site inspections by FDA . Site for remaining clinical and future commercial manufacture of FCX-007 and FCX-013, served by multiple production zones (shaded areas below) . Existing capacity to serve the U.S. RDEB market commercially . Sufficient FCX-007 cGMP vector available to supply remaining clinical trials, at a minimum • Leveraged previous cell therapy commercialization experience, including: 1 2 3 . Logistics and cold chain experience . Tracking and traceability . Inventory control . Raw material supply . Quality systems 4 7

FCX-007 – Recessive Dystrophic Epidermolysis Bullosa FCX-007 is a dermal fibroblast transduced with a lentiviral (LV) vector encoded with the gene for type VII collagen (COL7) Orphan Drug Designation Rare Pediatric Disease Designation Fast Track Designation 8

About RDEB Recessive Dystrophic Epidermolysis Bullosa (RDEB) is a monogenic disease resulting in chronic skin blistering and wounding Disease Current Treatments Epidemiology • Cause: A mutation in the • Current treatments only Dystrophic EB (DEB) COL7A1 gene that address symptoms ~5,500 – 12,500 US3 encodes for COL7 . Bandaging & • RDEB • Devastating, progressive, antibiotics – ~1,100 – 2,500 US4 painful blistering disease bandaging alone can that often leads to death exceed $10,000 per • Diagnosed at infancy month2 • High mortality rate – 76% . Feeding tubes of RDEB patients do not . Surgery, including 1 live beyond their 30’s hand and esophageal Photo credit: Science Photo Library 9

FCX-007 Phase 1/2 Clinical Trial Design A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) Title for Recessive Dystrophic Epidermolysis Bullosa (RDEB) NCT02810951 Primary Objective To evaluate the safety of a single intradermal injection session of FCX-007 • Pharmacology using immunofluorescence (IF), immunoelectron microcopy (IEM) and qPCR in wound and intact skin areas • Percent wound healing compared to baseline evaluation: Secondary Objectives . Wounds were evaluated during a monitoring period prior to dosing and were observed to be open up to 8 months . A matched size, untreated wound for each treated wound on the same patient was also monitored and evaluated • Stanford University School of Medicine Investigator Sites • Children’s Hospital Colorado Phase 1 Status • Four patients enrolled and dosed, continuing follow-up visits to 52 weeks • First patient dosed in June 2018 • Completed targeted enrollment of six patients, and over-enrolled by one patient for total of Phase 2 Status seven patients • Phase 2 population consists of one adult and six pediatric patients 10

Interim Phase 1 Data Update • Selected to present data at the International Investigative Dermatology (IID) meeting in Orlando on May 19, 2018 Dosing Parameters Number of adult patients dosed 4 Patient age range 20 - 37 Number of wounds treated 7 Wound size range (cm2) 4.4 - 23.2 Cell dose concentration range (cells/mL) 1.4 x 107 - 2.5 x 107 • Administered a single intradermal injection session at baseline to assess safety prior to increasing dose regimen . One patient received a second injection session in the remaining unhealed areas of the wound 25 weeks post-administration after the baseline dose • Performed on an outpatient basis using conscious sedation rather than in a surgical suite under general anesthesia • FCX-007 continues to be well tolerated up to 52 weeks post-administration . No serious adverse events or product related adverse events . No replication competent lentivirus (RCL) detected . No autoantibody response detected, including one null genotype patient (NC-1-) 11

Pharmacology: Immunofluorescence (IF) Patient A Patient B 332 - 1 1 Laminin - COL7 NC COL7 Merged with Merged stain nuclear 25 weeks 52 weeks 4 weeks 12 weeks 25 weeks 32 weeks* *following second injection at 25 weeks • COL7 expression continues to be detected in wounded and intact samples out to 52 weeks post-administration • Increased expression of COL7 over time • Laminin-332, a basement membrane zone (BMZ) marker and a binding partner of COL7, displays linear expression in the BMZ • Linear COL7 formation observed along the BMZ (white arrows) 12

Pharmacology: Immunoelectron Microscopy (IEM) All images 25 weeks Post-Administration Samples labeled with LH24 mAb, specific to the NC-2 domain of the COL7 molecule COL7 Structure • COL7 expression continues to be detected in wounded and intact samples out to 52 weeks post-administration • Anchoring fibrils detected (AF with arrow) • Black spots represent detectable COL7 in skin samples • Detection of the NC-2 domain indicates full length COL7 is expressed Reference: Bruckner-Tuderman, Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? Molecular Therapy (2008) 17 1, 6–7. 13

FCX-007 Interim Readout: Wound Healing Wounds Treated with FCX-007 Post-Baseline Visit Percent (Number) of Wounds > 50% Percent (Number) of Wounds > 75% Healed Compared to Baseline Healed Compared to Baseline 4 weeks 100% (7/7) 86% (6/7) 12 weeks 86% (6/7) 71% (5/7) 25/32 weeks 67% (2/3) 67% (2/3) 52 weeks 100% (1/1) 0% (0/1) Untreated Control Wounds Post-Baseline Visit Percent (Number) of Wounds > 50% Healed Compared to Baseline 4 weeks 14% (1/7) 12 weeks 17% (1/6) 25/32 weeks 0% (0/2) 52 weeks 0% (0/1) 14

Phase 1 Observations • Product is well-tolerated up to 52 weeks post-administration, with no evidence of circulating autoantibodies to COL7 • Pharmacology: . Various pharmacology signals continue to be detected throughout the data set out to 52 weeks post- administration, including COL7 expression using IF and IEM, and anchoring fibrils using IEM . Increased expression of COL7 over time noted using IF . Patients dosed with higher cell concentrations resulted in more robust COL7 expression signals . LV-COL7 vector was detected in skin 25 weeks post-administration, indicating FCX-007 cells are still present in the skin • Wound healing: . Positive healing trends maintained at 4 and 12 weeks post-administration, while the majority of untreated control wounds are unhealed . A higher healing percentage of wound healing is noted 25 weeks and beyond post-administration of FCX-007 compared to untreated control . A patient’s wound receiving second injection at 25 weeks exhibited continued healing effect at 32 weeks . Based on observations, the addition of a second dose at 12 weeks post-administration may contribute to effect durability 15

Moving Forward with Phase 2 • Based on safety, pharmacology and wound healing data, we have incorporated learnings on dose and administration in our clinical trial protocol, including an increase in the overall cells administered and a reduction of the interval between injections • First Phase 2 patient dosed in June 2018 • Completed targeted enrollment of six patients, and over-enrolled by one patient for total of seven patients (one adult/six pediatric) in Phase 2 • Next anticipated interim data readout and trial update in 1Q2019 • Completed Type C meeting with FDA to discuss design of Phase 3 clinical trial protocol . Guidance provided by FDA on various clinical trial design aspects and CMC requirements . Submitted meeting request to FDA . Protocol drafted and to be filed as part of meeting briefing package in 1Q2019 . Expect to initiate Phase 3 trial in 1H2019 • Awarded $1.4M over 4 years from the FDA OOPD’s Orphan Products Clinical Trials Grants Program • EB Research Partnership and EB Medical Research Foundation invested $900,000 to support continued clinical development of FCX-007 for treatment of RDEB 16

FCX-013 – Moderate to Severe Localized Scleroderma FCX-013 is a dermal fibroblast transduced with a lentiviral (LV) vector encoded with the gene for MMP-1, under control of the RheoSwitch Therapeutic System® (RTS®) Orphan Drug Designation Rare Pediatric Disease Designation Fast Track Designation 17

About Localized Scleroderma Disease Epidemiology • Excess production of collagen • Localized Scleroderma characterized by skin fibrosis ~160,000 sufferers US5 comprised of different sub- • Focus on moderate to severe types subtypes . ~90,000 patients are • Thickening may extend to considered moderate to 6 underlying tissue and muscle severe in children which may impair growth in affected limbs or forehead Current Treatments Current treatments: • Lesions appearing across joints impair motion and may • Systemic or topical be permanent corticosteroids target inflammation • UVA light therapy • Physical therapy Photo: Reprinted from the Journal of the American Academy of Dermatology, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd. 18

FCX-013 Moving into Clinical Trials • Product profile . Dermal fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen . Incorporates Precigen’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • Activated by an oral ligand (Veledimex) • Completed GLP toxicology/biodistribution study . Bleomycin fibrosis model using immunocompromised mice (NOD/SCID) . No test article-related clinical observations, body weight changes, changes in clinical pathology parameters, gross observations or organ weight change . No significant vector biodistribution to target organs • FDA allowed IND in March 2018 • Initiated the first investigator site for clinical enrollment in the Phase 1/2 clinical trial in August 2018 • FDA granted Fast Track Designation in August 2018 19

FCX-013 Phase 1/2 Clinical Trial Design A Phase 1/2 Trial of a Combination of FCX-013 (Genetically-Modified Human Title Dermal Fibroblasts) plus Veledimex for the Treatment of Moderate to Severe Scleroderma (Morphea) Primary Objective To evaluate the safety of a single intradermal injection session of FCX-013 To evaluate fibrosis resolution through the following measurements: Secondary Objectives • Histology • MRI, ultrasound and durometry • Various scale assessments Investigator Site Parish Dermatology, Philadelphia, PA - Jennifer Parish, MD, Principal Investigator • 10 (approximately 5 per Phase) Number of Patients • Staggered enrollment for first 3 adults • Starting with adult patients; addition of pediatric patients after submission and approval of safety and activity data from adult patients to FDA and the DSMB Initiated the first investigator site for clinical enrollment for Phase 1/2 clinical Status trial in August 2018 20

FCX-013 Proof-of-Concept Study • Study Design D0 D28 D29 D39 . Bleomycin treated SCID mouse model . N=30 mice over test and control groups Blecomycin treatments Ligand Treatment . Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence Cell Harvest skin of FCX-013 and oral ligand injection samples • Result . Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness . Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin . Further reduced the thickness of the sub-dermal muscle layer CONTROL: Saline (no Bleo) No Cells CONTROL: Bleomycin Non-Modified Cells TEST: Bleomycin FCX-013 21

Anticipated Milestones 2018-2019 January 2018 2Q2018 4Q2018 1Q2019 1H2019 FDA allowance of Interim Phase 1 data Complete enrollment Submitted meeting Initiate Phase pediatric patient readout and trial update of Phase 2 patients request to FDA (Phase 3 Clinical Trial enrollment in Phase 2 3 protocol to follow in FCX-007 Dose first Phase 2 Held Type C meeting briefing package) patient on Phase 3 design with FDA Interim data readout and trial update FCX-013 March 2018 3Q2018 FDA allowance of IND Initiate enrollment of Phase 1 adult patients Category Amount Cash at September 30, 2018 $16.1M Share Count (Outstanding/Fully Diluted) 9.3M/19.0M as of September 30, 2018 Cash Runway Cash into 4Q2019 22

Company Highlights • Medical breakthroughs for rare diseases of the skin and connective tissue Focus on Rare Skin Diseases • Unmet needs with no approved therapies • Significant mortality and morbidity impact on pediatric populations Proprietary Ex-Vivo Gene • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins locally to Modified Fibroblast the site of disease Platform • Extensive experience culturing dermal fibroblasts, including commercial scale • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) . Completed enrollment target of six patients (seven enrolled) and initiated dosing in Phase 2 . Well tolerated safety and positive early trends noted in pharmacology and wound healing Two Clinical Trial Programs . Held a Type C meeting on Phase 3 clinical trial design, and received guidance from FDA; submitted meeting request to FDA, and Phase 3 protocol to follow in meeting’s briefing package . FCX-013 for the treatment of moderate to severe Localized Scleroderma . IND allowed by FDA, and initiated first investigator site for clinical enrollment • Regulatory advantages including more frequent communications with FDA, eligibility for Multiple FDA Designations Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both Internal Manufacturing FCX-007 and FCX-013 Infrastructure • Existing capacity to serve the U.S. RDEB market 23

References 1 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 2 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 11/10/17. 3 DEBRA International. What is EB Infographic: http://www.debra-international.org/what-is-eb.html; accessed 11/10/17. 4 Murauer, E, Koller, U, Pellegrini, G, De Luca, M, Bauer, J. Advances in Gene/Cell Therapy in Epidermolysis Bullosa. The Keio Journal of Medicine. 2015; 64. 5 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 6Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 24